UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2021

TEXAS CAPITAL BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)
75201
(Zip Code)
Registrant’s telephone number, including area code: (214) 932-6600
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 9, 2021, Texas Capital Bancshares, Inc. (the “Company”), the parent company of Texas Capital Bank (the “Bank”), announced that, effective December 31, 2021, Julie L. Anderson will cease serving as the Chief Financial Officer (“CFO”) of the Company and the Bank and will transition into an advisory role for the Company until March 31, 2022. Ms. Anderson has been with the Bank for 22 years, having served as Controller, Chief Accounting Officer, and most recently Chief Financial Officer. This action was not due to any outstanding issues with the Company or disagreements with respect to the Company’s operations, policies or practices, or the Company’s independent auditors.
The Company intends to enter into an arrangement with Ms. Anderson under which she will provide advisory and consulting services to help transition her responsibilities to the Company’s newly appointed CFO.
On December 9, 2021, the Company also announced that, effective January 1, 2022, the Board of Directors has appointed John M. (“Matt”) Scurlock, age 40, as CFO of the Company and the Bank. Mr. Scurlock joined the Company in 2013 and currently serves as Executive Vice President, Corporate Treasurer. Over the course of his career, Mr. Scurlock has served in leadership positions across Corporate Finance, Risk, and Treasury sectors. Prior to joining the Company, he worked for Deloitte & Touche LLP providing strategic consulting to financial services clients and for Zions Bancorporation as a leader in their Corporate Finance group.
There are no arrangements or understandings between Mr. Scurlock and any other persons under which he was selected as CFO. There are also no family relationships between Mr. Scurlock and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.
In connection with his appointment as CFO, Mr. Scurlock’s annual base salary will be $500,000; and his target annual incentive opportunity for fiscal 2022 under the Company’s annual incentive (bonus) plan will be 70% of his annual base salary.
Item 8.01.    Other Events.
On December 9, 2021, the Company issued a press release appointing Matt Scurlock as new Chief Financial Officer. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits
99.1     Press Release Appointing New Chief Financial Officer, dated December 9, 2021, issued by Texas Capital Bancshares, Inc.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	December 9, 2021	TEXAS CAPITAL BANCSHARES, INC.
		By:	/s/ Anna M. Alvarado
Anna M. Alvarado Executive Vice President, Chief Legal Officer and Corporate Secretary